EXHIBIT 10.1

SECOND AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 17, 2016, is entered into by and among NEW YORK RECOVERY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), New York REIT, Inc., a Maryland corporation (the “REIT”), CAPITAL ONE, NATIONAL ASSOCIATION, as administrative agent for the Lenders (as defined below) (in such capacity, the “Administrative Agent”), and each Lender that has executed this Amendment.

WHEREAS, Borrower, the REIT, the Administrative Agent, and certain lenders party thereto (each a “Lender” and collectively, the “Lenders”) entered into that certain Second Amended and Restated Credit Agreement, dated as of April 14, 2014 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of August 27, 2015 and as may be further amended, restated, consolidated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders made certain credit facilities available to Borrower;

WHEREAS, the parties hereto desire to, among other things, amend the Credit Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1 Defined Terms. Unless otherwise defined in this Amendment, terms defined in the Credit Agreement shall have their defined meanings when used herein.

SECTION 2 Amendment of the Credit Agreement. Section 3.13 of the Credit Agreement is hereby amended and modified such that the last sentence thereof is deleted and replaced with the following:

“No Credit Party is contemplating either the filing of a petition by it under the Bankruptcy Code or any state insolvency laws or the liquidation of all or a major portion of its assets or property pursuant to a proceeding under the Bankruptcy Code or any state insolvency law, and no Credit Party has actual knowledge of any Person contemplating the filing of any such petition against it or any other Credit Party.”

SECTION 3 Other References. All references in the Loan Documents to the “Credit Agreement” shall be deemed to hereinafter refer to the Credit Agreement as amended by this Amendment.

SECTION 4 Representations and Warranties. In order to induce the Administrative Agent and the Required Lenders to execute this Amendment, each of the Borrower and the REIT hereby represent and warrant to the Administrative Agent and each of the Lenders that:

(a) no Default or Event of Default exists;

(b) the execution, delivery and performance by Borrower and the REIT of this Amendment have been duly authorized by all necessary organizational action, on the part of such Credit Party and do not require any consent or approval of, or notice to or action by, any Person (including any Governmental Authority);

(c) this Amendment and the other Loan Documents constitute the legal, valid and binding obligations of each Credit Party hereto or thereto, and are enforceable against each such Credit Party in accordance with their respective terms, except as such enforceability may be limited by (a) an applicable Insolvency Proceeding, (b) bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and (c) the application of general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law; and

(d) each of the representations and warranties made by each Credit Party in or pursuant to any Loan Document (i) that is qualified by materiality or “material adverse effect” or similar language is true and correct, and (ii) that is not qualified by materiality, is true and correct in all material respects, in each case, on and as of the date hereof, as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

SECTION 6 Reaffirmation of Loan Documents. Borrower and the REIT each hereby: (a) reaffirms, ratifies, confirms, and acknowledges its obligations under each Loan Document (as modified herein) to which it is a party, and agrees to continue to be bound thereby and perform thereunder; (b) agrees and acknowledges that all such Loan Documents (as modified herein) and all of such party’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been modified; and (c) acknowledges and agrees that it has no defenses, offsets or counterclaims of any kind or nature whatsoever to its obligations under the Loan Documents (as modified herein).

SECTION 7 Miscellaneous.

(a) Credit Agreement Otherwise Not Affected; No Other Amendment or Modification. Except as expressly contemplated hereby, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Administrative Agent’s and the Required Lenders’ execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by the Administrative Agent or any such Lender to provide any other or further waivers or consents under the same or similar circumstances in the future. Nothing contained herein shall be deemed a waiver or consent in respect of (or otherwise affect the Administrative Agent’s or the Lenders’ ability to enforce) any Default or Event of Default not explicitly waived by Section 2 hereof.

(b) No Reliance. Each of the Borrower and the REIT hereby acknowledge and confirm to the Administrative Agent and the Lenders that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(c) Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the benefit of their respective successors and assigns permitted by the terms of the Loan Documents. No third party beneficiaries are intended in connection with this Amendment.

(d) Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(e) Complete Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect hereto and may not be amended except in accordance with the provisions of Section 10.18 of the Credit Agreement.

(f) Severability. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

(g) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by PDF, facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

(h) Interpretation. This Amendment is the result of negotiations between and has been reviewed by respective counsel to the Borrower, the REIT, the Administrative Agent and the Required Lenders and is the product of all parties hereto. Accordingly, this Amendment shall not be construed against any party merely because of its involvement in the preparation hereof.

(i) Loan Document. This Amendment shall constitute a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

BORROWER:

NEW YORK RECOVERY OPERATING PARTNERSHIP, L.P.,

a Delaware limited partnership

By:	New York REIT, Inc.,
a Maryland corporation, its general partner

	By:	/s/ Michael Ead
Name: Michael Ead
Title: Authorized Signatory

REIT:

NEW YORK REIT, INC.,
a Maryland corporation

By:	/s/ Michael Ead
Name: Michael Ead
Title: Authorized Signatory

(Signatures continue on following pages.)

Signature Page – Second Amendment to Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

CAPITAL ONE, NATIONAL ASSOCIATION,

as administrative agent

By: /s/ Ashish Tandon

Name: Ashish Tandon

Title: Vice President

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Ashish Tandon

Name: Ashish Tandon

Title: Vice President

(Signatures continue on following pages.)

Signature Page – Second Amendment to Second Amended and Restated Credit Agreement

Barclays Bank PLC:

By: /s/ Christopher Aitkin

Name: Christopher Aitkin

Title: Assistant Vice President

Signature Page – Second Amendment to Second Amended and Restated Credit Agreement

LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By: /s/ Christian Lunt

Name: Christian Lunt

Title: Executive Director

Signature Page – Second Amendment to Second Amended and Restated Credit Agreement

LENDER: KEYBANK, N.A.

By: /s/ Sara Jo Smith

Name: SARA JO SMITH

Title: ASSISTANT VICE PRESIDENT

Signature Page – Second Amendment to Second Amended and Restated Credit Agreement

LENDER: Citizens Bank, N.A.

By: /s/ Donald Woods

Name: Donald Woods

Title: Senior Vice President

Signature Page – Second Amendment to Second Amended and Restated Credit Agreement

LENDER:

SunTrust Bank

By: /s/ Kristopher Dickson

Name: Kristopher Dickson

Title: Senior Vice President

Signature Page – Second Amendment to Second Amended and Restated Credit Agreement

LENDER: U.S. BANK NATIONAL ASSOCIATION

By: /s/ Gordon Clough

Name: Gordon Clough

Title: Senior Vice President

Signature Page – Second Amendment to Second Amended and Restated Credit Agreement